Exhibit 99.1
PROSTONES AS ClC-2 Cl- ClC Cl CHANNEL ACTIVATORS FOR TREATMENT OF DISEASES AND DISORDERS John Cuppoletti University of Cincinnati, Cincinnati,OH and Ryuji Ueno, Sucampo Pharmaceuticals Inc., Bethesda, MD

Prostones · Prostones are derivatives of metabolites of prostaglandins. · Lubiprostone is a prostone which is used to clinically to treat chronic idiopathic constipation and irritable bowel syndrome related to constipation (IBS-C). · Lubiprostone is a ClC-2 chloride channel activator which increases salt and water secretion in the intestine.

ClC Cl^- CHANNEL IS THE TARGET FOR LUBIPROSTONE

ClC Cl^- CHANNELS ARE DIMERS



N
O
P
Q
R
H
I
B
CBS 2
CBS 1
C-peptide
Linker
MEMBRANE DOMAIN[1]
CYTOSOLIC C- TERMINAL DOMAIN[2]

[1]R.Dutzler, E.B. Campbell, M. Cadene, B.T. Chait and R.MacKinnon Nature 415, 287-294(2002)

[2]S. Alioth, S. Meyer, R. Dutzler and K. Pervushin **Journal of Molecular Biology** Vol. 369, Issue 5, 22 June 2007, Pages 1163-1169

LUBIPROSTONE POTENTLY ACTIVATES RECOMBINANT HUMAN ClC-2 CHLORIDE CHANNELS STUDIED BY WHOLE CELL PATCH CLAMP Cuppoletti, J. et al. Am J Physiol Cell Physiol 287: C1173-C1183 2004 ©2004 American Physiological Society

LUBIPROSTONE ACTIVATES RECOMBINANT HUMAN ClC-2 Cl- CHANNELS IN HEK293 CELLS AT SINGLE CHANNEL LEVEL RECORDED BY PATCH CLAMP

siRNA TO ClC-2 ABLATES LUBIPROSTONE ACTIVATION OF CHLORIDE TRANSPORT BY RECOMBINANT HUMAN ClC-2 IN HEK293 CELLS



W/T
(n=6)
W/T + siRNA
(n=6)
W/T + vector alone
(n=6)
W/T + non-target siRNA
(n=7)
CURRENT (pA/pF) at -140 mV
-100
-50
0
*
*
#
+ Cd2+
+ Cd2+
+ Cd2+
+ Cd2+
CONTROL
20 nM LUBI
CONTROL
20 nM LUBI
CONTROL
20 nM LUBI
CONTROL
20 nM LUBI

Cuppoletti J, Malinowska DH Tewari K, Chakrabarti J, Ueno R *Gastroenterology*, Vol. 134, Issue: 4, April, 2008. pp. A-582

LUBIPROSTONE ACTIVATES Cl- TRANSPORT IN T84 INTESTINAL CELL CULTURES STUDIED BY SHORT CIRCUIT CURRENT WITH USSING CHAMBERS USSING CHAMBER
Cuppoletti, J. et al. Am J Physiol Cell Physiol 287: C1173-C1183 2004

LUBIPROSTONE POTENTLY STIMULATES Cl^- TRANSPORT IN T84 INTESTINAL CELLS



75
50
25
0
ΔIsc (μA/cm²)
EC50 = 20 nM
0
50
100
150
200
250
[LUBIPROSTONE] (nM)

Cuppoletti, J. et al. Am J Physiol Cell Physiol 287: C1173-C1183 2004

Copyright ©2004 American Physiological Society

AJP - Cell Physiology

siRNA TO ClC-2 ABLATES STIMULATION OF Cl^- TRANSPORT BY LUBIPROSTONE IN T84 CELLS


W/T
(n=6)
W/T + siRNA
(n=7)
-100
-50
0
I @ -140mV (pA/pF)
#
+ Cd2+
+ Cd2+
control
20 nM lubiprostone
control
20 nM lubiprostone

Cuppoletti J, Malinowska DH Tewari K, Chakrabarti J, Ueno R *Gastroenterology*, Vol. 134, Issue: 4, April, 2008. pp. A-582

ClC-2 IS EXPRESSED ON THE APICAL MEMBRANE AS SHOWN USING NYSTATIN SOLUBILIZATION OF APICAL OR BASOLATERAL MEMBRANE


APICAL
BASOLATERAL
LUBIPROSTONE
ΔIsc (μA/cm²)
80
60
40
20
0
0
5
10
15
time (min)


Model
Apical
Basolateral
CFTR
Cl⁻ Channel
Cl⁻
ClC-2
Cl⁻ Channel
Cl⁻
K⁺
Cl⁻
Na⁺
Na-K-2Cl
Cotransporter
Na⁺
K⁺
Na⁺ Pump
K⁺
K⁺ Channel
Na⁺
Paracellular path

Cuppoletti, J. et al. Am J Physiol Cell Physiol 287: C1173-C1183 2004

Copyright ©2004 American Physiological Society

AJP - Cell Physiology

LUBIPROSTONE DOES NOT STIMULATE Cl- TRANSPORT BY CFTR Cuppoletti, J. et al. Am J Physiol Cell Physiol 287: C1173-C1183 2004

LUBIPROSTONE DOES NOT ACT THROUGH INCREASES IN INTRACELLULAR CALCIUM



[Ca2+]i nM
1250
1000
750
500
250
0
control
1
10
100
1000
[lubiprostone] nM
[Ca2+]i nM
1250
1000
750
500
250
0
*
*
control
1
10
100
1000
[PGE1] nM

Cuppoletti J, Malinowska DH Tewari K, Chakrabarti J, Ueno R *Gastroenterology*, Vol. 134, Issue: 4, April, 2008. pp. A581-A-582

LUBIPROSTONE DOES NOT ACTIVATE Cl-TRANSPORT THROUGH EP OR FP RECEPTORS J.Cuppoletti, D.H.Malinowska, R.Ueno. ACG meeting, Orlando,Fl October 5, 2008

LUBIPROSTONE PROMOTES REPAIR OF BARRIER FUNCTION AFTER DAMAGE BY INDOMETHACIN AND ISCHEMIA



0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
3H Mannitol flux (μmol.cm2.h)
#
Indo
Control
Indo
Ischemia
Indo
Ischemia
Lubiprostone (1μM)

Moeser, A. J. et al. Am J Physiol Gastrointest Liver Physiol 292: G647-G656 2007;

Copyright ©2007 American Physiological Society

AJP - Gastrointestinal and Liver Physiology

SUMMARY OF LUBIPROSTONE MECHANISMS OF ACTION · LUBIPROSTONE TARGETS ClC-2 CHLORIDE CHANNELS IN THE INTESTINE AS SHOWN BY WHOLE CELL CURRENTS, SINGLE CHANNELS AND SHORT CIRCUIT CURRENT. · LUBIPROSTONE POTENTLY ACTIVATES ClC-2 CHLORIDE CHANNELS · LUBIPROSTONE DOES NOT AFFECT OTHER INTESTINAL CHLORIDE CHANNELS · THE SITE OF ACTION OF LUBIPROSTONE IS THE APICAL MEMBRANE · LUBIPROSTONE DOES NOT ACT THROUGH EP- OR FP-RECEPTORS, INCREASES IN cAMP, OR INCREASED CALCIUM · LUBIPROSTONE INCREASES SALT AND WATER SECRETION IN INTESTINAL CELLS AND THIS IS THE BASIS FOR CLINICAL ACTION IN CONSTIPATION · LUBIPROSTONE PROMOTES REPAIR OF EPITHELIAL BARRIERS AND THIS MAY CONTRIBUTE TO CLINICAL ACTION IN IBS-C

ACKNOWLEGDEMENT · THESE STUDIES WERE SUPPORTED BY A GRANT FROM SUCAMPO PHARMACEUTICALS, INC., BETHESDA MD, USA